Exhibit 99.3

       Nomura Securities International, Inc. - Residential Whole Loan Desk

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                      Trading Desk: x.2266 Chris Woschenko
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                        IMC Home Equity Loan Trust 1997-2

                                  $400,000,000

                              Preliminary Structure

-------------------- ------------------- ------------------- ------------------- -------------------
                        Approximate
       Class              Balance              Coupon               WAL              Allocation
       -----              -------              ------               ---              ----------
        A-1             $126,643,000           Fixed                0.90         $0
        A-2             $ 35,021,000           Fixed                2.10         $0
        A-3             $ 63,371,000           Fixed                3.20         $0
        A-4             $ 42,030,000           Fixed                5.20         $0
        A-5             $ 13,437,000           Fixed                7.40         $0
        A-6             $ 22,498,000           Fixed               11.17         $0
        A-7             $ 27,000,000           Fixed                7.02         $0
        A-8             $ 70,000,000          Floater               3.25         $70,000,000
-------------------- ------------------- ------------------- ------------------- -------------------

                   Issuer:                    IMC Home Equity Loan Trust 1997-2

                   Seller/Servicer:           Industry Mortgage Company, L.P.

                   Structure:                 Sequential Pay

                   Underwriters:              ARMs - NSI
                                              Fixed - Bear Stearns / PaineWebber

                   Credit Support:            Excess Spread / Over Collateralization
                                              MBIA Insured

                   Collateral:                Home-Equity, closed-end, 1st & 2nd liens

                   Call Feature:              10% Clean-up

                   Distribution Date:         20th of each month

                   Rating:                    Aaa / Moody's - AAA / S&P

                   ERISA:                     Yes

                   SMMEA:                     No

                   Trustee:                   Chase Manhattan Bank

                   Anticipated Dates:         Pre-Marketing - Monday and Tuesday, March 10 and 11
                                              Launch Deal - Wednesday, March 12
                                              Price Deal - Thursday, March 13
                                              Settlement - Thursday, March 20

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.

                                                                  Form No. 124

                        IMC Home Equity Loan Trust 1997-2

                               Collateral Summary

          Fixed Rate Home Equity Loans                    Adjustable Rate Home Equity Loans
          ----------------------------                    ---------------------------------
Balance:                                           Balance:
          Average:                   $61,842                 Average:                   $95,608
          Maximum:                   $547,497                Maximum:                   $498,242
          Minimum:                   $2,979                  Minimum:                   $9,979

          WA CLTV:                   74.86%                  WA CLTV:                    74.91%
          WAC:                       11.80%                  WAC:                         9.74%
          Current WAM:               209                     WA Margin:                   6.04%
          Original WAM:              212                     WA Life Cap:                16.06%
                                                             WA Life Floor:               9.64%
Mortgage Type:                                               WA Periodic Cap:             1.56%
          30 Year Fixed:             40.16%                  WA First Reset:              7.23
          30/15 Balloons:            59.84%                  Current WAM:               352
                                                             Original WAM:              359
Property Type:
          SFD:                       89.45%        Mortgage Type:
          2-4 Units:                 6.89%                   Non-Balloons:                99.79%
          Condo:                     1.43%                   30/15 Balloons:              00.21%

Occupancy Status:                                  Index Type:
          Owner Occupied:            93.18%                  6 Month LIBOR:               50.06%
          Non-Owner Occupied:        6.82%                   1 Yr. CMT:                   49.94%

Geographics:                                       Property Type:
          NY:  14.19%, NJ:  6.31%, MD: 6.07%                 SFD:                         96.45%
          MI:  8.32%, FL:  8.03%, IL:  5.76%                 2-4 Units:                    1.82%
                                                             Condo:                        1.43%
Lien Positions:
          1st Liens:  91.35%, 2nd Liens:  8.65%    Occupancy Status:
                                                             Owner Occupied:              95.83%
Credit Quality:                                              Non-Owner Occupied:           4.17%
          A:  43.83%, B:  27.90%,
          C:  22.67%, D:  5.60%                    Geographics:
                                                             GA:  11.81%, IL:  6.36%,
                                                             MI:  25.55%, CA:  6.99%

                                                   Lien Positions:
                                                             1st Liens:  99.58%, 2nd Liens:  0.42%

                                                   Credit Quality:
                                                             A:  48.25%, B:  29.14%,
                                                             C:  17.58%, D:  5.03%

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.

                                                                  Form No. 124

                       IMC Home Equity Loan Trust 1997-2

                           Illustrative Yields @ Par


Speed          0% CPR            50% CPR             75% CPR            100% CPR            125% CPR             150% CPR
               ------            -------             -------            --------            --------             --------
            Yield   WAL        Yield   WAL         Yield   WAL         Yield   WAL         Yield   WAL         Yield   WAL
Class
A1          6.678    9.590     6.492    1.610      6.402    1.140      6.318   0.900       6.239   0.750       6.165   0.650
A2          6.674   14.670     6.612    4.090      6.570    2.770      6.529   2.100       6.487   1.690       6.445   1.410
A3          6.868   14.670     6.837    6.580      6.809    4.340      6.778   3.200       6.747   2.520       6.715   2.070
A4          7.216   15.920     7.206   11.110      7.189    7.320      7.168   5.200       7.145   3.980       7.121   3.190
A5          7.478   21.380     7.470   14.520      7.460   10.470      7.444   7.400       7.425   5.420       7.404   4.250
A6          7.665   26.970     7.656   15.680      7.653   13.860      7.645  11.170       7.634   8.530       7.618   6.380
A7          7.191   13.210     7.176    8.960      7.170    7.840      7.165   7.020       7.160   6.390       7.155   5.910
A8          5.769   21.100     5.770    6.520      5.771    4.410      5.772   3.250       5.773   2.520       5.774   2.020


                              To 10% Clean-up Call

Speed         0% CPR             50% CPR             75% CPR             100% CPR            125% CPR            150% CPR
              ------             -------             -------             --------            --------            --------
            Yield   WAL        Yield   WAL         Yield   WAL         Yield   WAL         Yield   WAL         Yield   WAL
Class
A5          7.478   21.380     7.470   14.520      7.459   10.340      7.444   7.390       7.425   5.420       7.404   4.250
A6          7.664   25.760     7.654   14.670      7.645   10.830      7.633   8.170       7.619   6.390       7.604   5.140
A7          7.191   13.210     7.176    8.960      7.169    7.480      7.161   6.440       7.152   5.550       7.141   4.820
A8          5.769   20.550     5.770    5.980      5.771    4.080      5.772   3.010       5.773   2.340       5.774   1.890




ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.

                                                                    Form No. 124

                       IMC Home Equity Loan Trust 1997-2

                           Illustrative Yields @ Par


Speed          0% PPY             50% PPY              75% PPY              100% PPY              125% PPY             150% PPY
               ------             -------              -------              --------              --------             --------
            Yield   WAL          Yield   WAL          Yield   WAL          Yield   WAL          Yield   WAL         Yield   WAL
Class
A1          6.678    9.590       6.492    1.610       6.402    1.140       6.318   0.900        6.239   0.750       6.165   0.650
A2          6.674   14.670       6.612    4.090       6.570    2.770       6.529   2.100        6.487   1.690       6.445   1.410
A3          6.868   14.670       6.837    6.580       6.809    4.340       6.778   3.200        6.747   2.520       6.715   2.070
A4          7.216   15.920       7.206   11.110       7.189    7.320       7.168   5.200        7.145   3.980       7.121   3.190
A5          7.478   21.380       7.470   14.520       7.460   10.470       7.444   7.400        7.425   5.420       7.404   4.250
A6          7.665   26.970       7.656   15.680       7.653   13.860       7.645  11.170        7.634   8.530       7.618   6.380
A7          7.191   13.210       7.176    8.960       7.170    7.840       7.165   7.020        7.160   6.390       7.155   5.910
A8          5.769   21.100       5.770    6.520       5.771    4.410       5.772   3.250        5.773   2.520       5.774   2.020


                              To 10% Clean-up Call

Speed          0% CPR              12% CPR              18% CPR              24% CPR              30% CPR             36% CPR
               ------              -------              -------              -------              -------             -------
            Yield   WAL          Yield   WAL          Yield   WAL          Yield   WAL          Yield   WAL         Yield   WAL
Class
A5          7.478   21.380       7.470   14.520       7.459   10.340       7.444   7.390        7.425   5.420       7.404   4.250
A6          7.664   25.760       7.654   14.670       7.645   10.830       7.633   8.170        7.619   6.390       7.604   5.140
A7          7.191   13.210       7.176    8.960       7.169    7.480       7.161   6.440        7.152   5.550       7.141   4.820
            --------------       -------------        -------------        -------------        -------------       -------------
                0% CPR             12.5% CPR            18.75% CPR            25% CPR              31.25% CPR         37.5% CPR
            --------------       -------------        -------------        -------------        -------------       -------------
A8          5.769   20.550       5.770   5.980        5.771   4.080        5.772   3.010        5.773   2.340       5.774   1.890


ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.
                                                                    Form No. 124

                       IMC Home Equity Loan Trust 1997-2

                           Illustrative Yields @ Par


Speed          0% PPC              50% PPC             75% PPC               100% PPC            125% PPC            150% PPC
               ------              -------             -------               --------            --------            --------
             Yield   WAL         Yield   WAL         Yield   WAL           Yield   WAL         Yield   WAL         Yield   WAL
Class
A1          6.678    9.590      6.492   1.610       6.402   1.140         6.318   0.900       6.239   0.750       6.165   0.650
A2          6.674   14.670      6.612   4.090       6.570   2.770         6.529   2.100       6.487   1.690       6.445   1.410
A3          6.868   14.670      6.837   6.580       6.809   4.340         6.778   3.200       6.747   2.520       6.715   2.070
A4          7.216   15.920      7.206  11.110       7.189   7.320         7.168   5.200       7.145   3.980       7.121   3.190
A5          7.478   21.380      7.470  14.520       7.460  10.470         7.444   7.400       7.425   5.420       7.404   4.250
A6          7.665   26.970      7.656  15.680       7.653  13.860         7.645  11.170       7.634   8.530       7.618   6.380
A7          7.191   13.210      7.176   8.960       7.170   7.840         7.165   7.020       7.160   6.390       7.155   5.910
            --------------      -------------       -------------         -------------       -------------       --------------
                0% CPR            12.5% CPR          18.75% CPR              25% CPR           31.25% CPR           37.5% CPR
            --------------      -------------       -------------         -------------       -------------       -------------
A8          5.769   21.100      5.770   6.520       5.771   4.410         5.772   3.250       5.773   2.520       5.774   2.020


                          To 10% Clean-up Call

Speed         0% CPR              12% CPR             18% CPR               24% CPR             30% CPR             36% CPR
              ------              -------             -------               -------             -------             -------
            Yield   WAL         Yield   WAL         Yield   WAL           Yield   WAL         Yield   WAL         Yield   WAL
Class
A5          7.478   21.380      7.470   14.520      7.459   10.340        7.444   7.390       7.425   5.420       7.404   4.250
A6          7.664   25.760      7.654   14.670      7.645   10.830        7.633   8.170       7.619   6.390       7.604   5.140
A7          7.191   13.210      7.176    8.960      7.169    7.480        7.161   6.440       7.152   5.550       7.141   4.820
            --------------      --------------      --------------        -------------       -------------       -------------
                0% CPR            12.5% CPR           18.75% CPR             25% CPR           31.25% CPR           37.5% CPR
            --------------      --------------      --------------        -------------       -------------       ------------
A8          5.769   20.550      5.770   5.980       5.771   4.080         5.772   3.010       5.773   2.340       5.774   1.890
